U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     October 17, 2005

VION PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26534	13-3671221
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Science Park, New Haven, CT	06511
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:     (203) 498-4210

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 8.01    Other Events

On October 17, 2005, Vion Pharmaceuticals, Inc. issued a press release announcing that it had received Fast Track designation from the U.S. Food and Drug Administration for its anticancer agent Cloretazine® for induction treatment of patients over 60 years of age with poor-risk acute myelogenous leukemia. A copy of Vion's press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit 99.1	Press release dated October 17, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VION PHARMACEUTICALS, INC.
Date: October 18, 2005	By:	/s/ Howard B. Johnson
	Name:	Howard B. Johnson
	Title:	President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated October 17, 2005.